                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             FIRST QUARTER REPORT
                               MARCH 31, 1998


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------

For the three months ended March 31, 1998, the total return (assuming reinvestment of all dividends) on the net asset value per share of General American Investors Company was 12.5%. By comparison, the rate of return (including income) for the Standard & Poor's 500 Stock Index was 14%. For the twelve months ended March 31, 1998, the return for the Company was 46.3%; this compares to a return of 47.9% for the S&P 500.

The net assets of the Company as of March 31, 1998, as set forth in the accompanying financial statements (unaudited), were $776,990,594, equal to $32.53 per share of Common Stock.

The increase in net assets resulting from operations for the three months ended March 31, 1998 was $85,329,187. During this period, net realized gain on securities sold was $14,428,578 ($.60 per share) and the increase in unrealized appreciation was $68,426,263. Net investment income for the three months was $2,474,346.

During the three months, 218,700 shares of the Company's Common Stock were repurchased for $5,887,365 at an average discount from net asset value of 11.2%.

We are pleased to report that, on March 11, 1998, at the Company's annual meeting, the Stockholders (1) elected thirteen directors, (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 1998 and
(3) approved the proposal to amend the Company's Restated Certificate of Incorporation to authorize the issuance of preferred stock.

On March 20, 1998, the Company filed with the U.S. Securities and Exchange Commission a registration statement for an offering of cumulative preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and will be announced at a later date. Any offering will be made only by means of a prospectus.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $268,562,379) ...................                  $656,845,123
  Convertible corporate note  (cost $3,447,500) .......                     9,996,875
  Corporate discount notes (cost $111,392,625) ........                   111,392,625
                                                                         ------------
    Total investments (cost $383,402,504)                                 778,234,623

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     45,507
  Receivable for securities sold ......................      1,020,604
  Dividends, interest and other receivables ...........      1,365,020
  Prepaid expenses ....................................      3,676,112
  Other ...............................................        687,258      6,794,501
                                                           -----------    -----------

TOTAL ASSETS ..........................................                   785,029,124


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      3,897,328
   Accrued expenses and other liabilities .............      4,141,202
                                                           -----------

TOTAL LIABILITIES .....................................                     8,038,530
                                                                         ------------

NET ASSETS ............................................                  $776,990,594
                                                                         ============


NET ASSETS
-------------------------------------------------------------------------------------
   Cumulative Preferred Stock, $1 par value (note 2) -
      Authorized 10,000,000 shares; outstanding - none
   Common Stock,  $1 par value (note 2)-
      Authorized  30,000,000  shares; outstanding
      23,885,978 shares (exclusive of 262,000
      shares in Treasury) .............................   $ 23,885,978
   Paid-In Capital ( note 2 ) .........................    342,306,878
   Undistributed realized gain on securities sold .....     14,085,006
   Undistributed net income ...........................      1,880,613
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $407,374,357) ...................................    394,832,119
                                                          ------------

TOTAL NET ASSETS ......................................                  $776,990,594
                                                                         ============

NET ASSET VALUE PER SHARE .............................                  $      32.53
                                                                         ============

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Three Months
                                                      Ended         Year Ended
                                                  March 31, 1998   December 31,
OPERATIONS                                         (Unaudited)         1997
--------------------------------------------------------------------------------
   Net investment income .....................   $   2,474,346    $   5,149,987
   Net realized gain on sales of securities ..      14,428,578       66,640,521
   Net increase in unrealized appreciation ...      68,426,263       99,421,665
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      85,329,187      171,212,173
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................        (240,392)      (5,925,735)
   From long-term capital gain ...............      (4,807,836)     (72,383,436)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....      (5,048,228)     (78,309,171)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................              --       49,404,107
   Cost of Common Shares purchased (note 2) ..      (5,887,365)     (37,306,802)
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS -
   CAPITAL TRANSACTIONS ......................      (5,887,365)      12,097,305
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................      74,393,594      105,000,307

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................     702,597,000      597,596,693
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $1,880,613 and distributions
   in excess of net income of $353,341,
   respectively) .............................   $ 776,990,594    $ 702,597,000
                                                 =============    ==============

( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Three Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $68,987) .................................    $ 2,642,391
   Interest ......................................      1,464,262
   Investment advisory fees (note 1c) ............         25,058  $   4,131,711
                                                      -----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................        781,277
   Administration and operations .................        477,912
   Office space and general ......................        132,619
   Transfer agent, custodian and registrar
     fees and expenses ...........................        100,840
   Stockholders' meeting and reports .............         59,038
   Directors' fees and expenses ..................         56,879
   Auditing and legal fees .......................         27,000
   Miscellaneous taxes (note 1b) .................         21,800      1,657,365
                                                        ---------      ---------
NET INVESTMENT INCOME ............................                     2,474,346


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term except for $22,195) ...............     14,428,578
  Net increase in unrealized appreciation ........     68,426,263
                                                     ------------

 NET GAIN ON INVESTMENTS .........................                    82,854,841
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................                   $85,329,187
                                                                    ============

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 1998 and the year ended December 31, 1997. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                    Three Months
                                                       Ended        Year Ended
                                                  March 31, 1998   December 31,
                                                    (Unaudited)       1997
                                                     ---------     ------------
PER SHARE OPERATING PERFORMANCE

  Net asset value, beginning of period ............      $  29.15       $  25.24
                                                         --------       --------
      Net investment income .......................           .10            .21
      Net gain on securities -
         realized and unrealized ..................          3.49           7.15
                                                         --------       --------
  Total from investment operations ................          3.59           7.36
                                                         --------       --------
  Less distributions:
      Dividends from investment income ............          (.01)          (.26)*
      Distributions from capital gains ............          (.20)         (3.19)
                                                         --------       --------
  Total distributions .............................          (.21)         (3.45)
                                                         --------       --------
  Net asset value, end of period ..................      $  32.53       $  29.15
                                                         ========       ========
  Per share market value, end of period ...........      $  29.19       $  26.19
                                                         ========       ========

TOTAL INVESTMENT RETURN - Stockholder
      Return, based on market price per share .....         12.38%**       42.58%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period (000's omitted) .      $776,991       $702,597
  Ratio of expenses to average net assets .........          0.23%**        0.98%
  Ratio of net income to average net assets .......          0.34%**        0.80%
  Portfolio turnover rate .........................          6.70%**       32.45%
  Average commission rate paid per share ..........      $  .0500       $  .0504
  Shares outstanding, end of period (000's omitted)        23,886         24,105

        * Includes short-term capital gain in the amount of $.05 per share. ** Not annualized.

(see notes to financial statements)

4              STATEMENT OF INVESTMENTS  March 31, 1998 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                        SHARES OR         VALUE
COMMON STOCKS                                        PRINCIPAL AMOUNT   (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (5.5%)
Axiom Inc.+ .......................................      152,500     $   953,125
Comcast UK Cable Partners Limited Class A + .......      304,500       4,072,687
Cox Communications, Inc. Class A + ................      330,000      13,860,000
NTL Incorporated + ................................      232,000      10,034,000
Reuters Group plc-ADR .............................       94,000       6,068,875
Wolters Kluwer NV-ADR .............................       55,500       7,942,050
                                                                      ----------
                              (COST $19,908,495)            --        42,930,737
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (4.5%)
Broderbund Software, Inc.+ ........................      160,000       2,920,000
Cisco Systems, Inc.+ ..............................      192,000      13,128,000
Dialogic Corporation + ............................       36,000       1,536,750
Hewlett-Packard Company ...........................       60,000       3,802,500
MetaCreations Corporation + .......................      200,000       1,462,500
Platinum Software Corporation + ...................      125,000       2,906,250
Seagate Technology, Inc.+ .........................      375,000       9,468,750
                                                                      ----------
                              (COST $20,751,379)            --        35,224,750
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (10.4%)
Buffets, Inc.+ ....................................       968,500     13,316,875
Chrysler Corporation ..............................       385,000     16,025,625
Ford Motor Company ................................       420,000     27,221,250
PepsiCo, Inc. .....................................       225,000      9,604,688
Philip Morris Companies Inc. ......................       350,000     14,590,625
                                                                      ----------
                              (COST $50,997,488)             --       80,759,063
                                                                      ----------

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (2.6%)
USA Waste Services, Inc.+ .........................      453,000      20,186,813
                                                                      ----------
                               (COST $6,639,086)

FINANCE AND INSURANCE (25.0%)
AmerUs Life Holdings, Inc. Class A ................      162,500       5,281,250
American International Group, Inc. ................      105,000      13,223,438
Annaly Mortgage Management, Inc.  .................      375,000       4,195,312
Banco Popular Espanol, S.A. .......................       64,000       6,220,160
CCB Financial Corp. ...............................      108,500      11,996,031
Crestar Financial Corp. ...........................      300,000      17,737,500
Everest Reinsurance Holdings, Inc. ................      190,000       7,813,750
First Empire State Corporation ....................       50,000      24,993,750
First Midwest Bancorp, Inc. .......................      237,500      10,331,250
General Re Corporation ............................       90,000      19,856,250
Golden West Financial Corporation .................      168,500      16,144,406
Life Re Corporation ...............................      275,000      20,281,250
NAC Re Corporation ................................      156,000       8,180,250
TIG Holdings, Inc. ................................      150,000       3,946,875
Transatlantic Holdings, Inc. ......................      202,500      15,314,062
U.S. Bancorp ......................................       70,000       8,732,500
                                                                     -----------
                              (COST $67,521,905)            --       194,248,034
                                                                     -----------

HEALTH CARE  (15.9%)
     PHARMACEUTICALS (12.4%)
AB Astra Class A ..................................      582,500      12,034,450
AB Astra Class B ..................................      800,000      15,928,000
IDEC Pharmaceuticals Corporation + ................      250,000      11,062,500
Magainin Pharmaceuticals Inc. + ...................      230,000       1,279,375
Merck & Co., Inc. .................................       54,500       6,986,217
Pfizer Inc. .......................................      365,000      36,385,938
R.P. Scherer Corporation + ........................      187,000      12,622,500
                                                                      ----------
                              (COST $31,743,865)            --        96,298,980
                                                                      ----------
     MEDICAL INSTRUMENTS AND DEVICES (1.9%)
Medtronic, Inc. ...................................      280,000      14,525,000
                                                                     -----------
                               (COST $2,037,232)



5             STATEMENT OF INVESTMENTS March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                     SHARES OR          VALUE
COMMON STOCKS (continued)                         PRINCIPAL AMOUNT    (NOTE 1a)
     HEALTH CARE SERVICES (1.6%)
Aetna, Inc. .......................................       50,000   $  4,171,875
BioReliance Corporation + .........................      317,258      5,234,757
Huntingdon Life Sciences Group plc-ADR + ..........      669,500      2,426,938
MedPartners, Inc.+ ................................       98,500      1,009,625
                                                                    -----------
                              (COST $14,013,359)            --       12,843,195
                                                                    -----------
                              (COST $47,794,456)            --      123,667,175
                                                                    -----------

MISCELLANEOUS (2.2%)
Other .............................................                  16,818,813
                                                                     ----------
                              (COST $17,025,554)


OIL & NATURAL GAS (INCLUDING SERVICES) (3.1%)
Repsol, S.A.-ADR ..................................      260,000     13,227,500
Texaco Inc. .......................................      179,000     10,784,750
                                                                     ----------
                              (COST $15,335,173)            --       24,012,250
                                                                     ----------


RETAIL TRADE (14.1%)
PETsMART, Inc.+ ...................................      800,000      8,550,000
The Home Depot, Inc. ..............................      990,000     66,948,750
Wal-Mart Stores, Inc. .............................      670,000     34,044,375
                                                                    -----------
                              (COST $11,025,135)            --      109,543,125
                                                                    -----------
SEMICONDUCTORS (1.2%)
Lam Research Corporation + ........................      332,500      9,351,563
                                                                      ---------
                               (COST $9,782,674)

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++             95,600
Welsh, Carson, Anderson & Stowe III ...............       ++              7,200
                                                                      ---------
                               (COST $1,781,034)            --          102,800*
                                                                      ---------

TOTAL COMMON STOCKS (84.5%)  (COST $268,562,379)                    656,845,123
                                                                    ------------
         CONVERTIBLE CORPORATE NOTE (1.3%)
MedImmune, Inc., 7% due 7/1/2003 ..................   $3,500,000      9,996,875
                                                                      ---------
                               (COST $3,447,500)


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 4/9-5/4/98; 5.52%-5.53% ....................  $30,800,000     30,608,151
General Electric Capital Corp. notes
   due 4/2-4/29/98; 5.47%-5.53%  ..................   27,500,000     27,326,630
General Motors Acceptance Corp. notes
   due 4/1-5/11/98; 5.45%-5.54% ...................   23,800,000     23,670,576
Sears Roebuck Acceptance Corp. notes
   due 4/27-5/8/98; 5.51%-5.54% ...................   30,000,000     29,787,268
                                                                   ------------
                             (COST $111,392,625)                    111,392,625

Liabilities in excess of cash, receivables,
       prepaid expenses and other assets ..........                  (1,244,029)
                                                                   ------------

TOTAL SHORT-TERM SECURITIES AND OTHER
       ASSETS, NET (14.2%)   (COST $110,148,596)                    110,148,596
                                                                   ------------

NET ASSETS                   (COST $382,158,475)                   $776,990,594
                                                                   ============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the
(see notes to financial statements)                                Directors.

6                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged, generally, at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                 2. CAPITAL STOCK AND DIVIDEND  DISTRIBUTIONS

On March 11, 1998, stockholders approved an amendment to the Restated Certificate of Incorporation which added 10,000,000 shares of preferred stock to the Company's authorized capitalization. On March 20, 1998, the Company filed with the U.S. Securities and Exchange Commission a registration statement for an offering of cumulative preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and will be announced at a later date.

Transactions in Common Stock during the three months ended March 31, 1998 and the year ended December 31, 1997 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 -----------------------    ----------------------------
                                                                   1998          1997          1998            1997
                                                                 -----------------------    ----------------------------
Shares issued in payment of dividends ...................          --          2,015,188    $  --           $  2,015,188
Increase in paid-in capital .............................                                      --             47,388,919
                                                                                            ------------    ------------
      Total increase ....................................                                      --             49,404,107
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 11.2% and 15.1%, respectively) ...............        218,700       1,589,200        (218,700)     (1,589,200)
Decrease in paid-in capital .............................                                     (5,668,665)    (35,717,602)
                                                                                            ------------    ------------
      Total decrease ....................................                                     (5,887,365)    (37,306,802)
                                                                                            ------------    ------------
Net increase (decrease) .................................                                    ($5,887,365)    $12,097,305
                                                                                            ============    ============

The cost of the 262,000 shares of Common Stock held in Treasury at March 31, 1998 amounted to $6,984,362.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

           3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 1998 to its officers amounted to $584,500.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) during the three months ended March 31, 1998 were $41,902,108 and $59,691,556, respectively. At March 31, 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the three months ended March 31, 1998 were $76,960, including $10,085 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

                            6. RESTRICTED SECURITIES

                                                        DATE                      VALUE
                                                      ACQUIRED       COST       (NOTE 1a)
                                                      --------    ----------   ----------
Sequoia Capital IV* ...............................    1/31/84    $1,019,600   $   95,600
Welsh, Carson, Anderson & Stowe III* ..............    3/10/83       261,136        7,200
Other .............................................                  500,300         --
                                                                  ----------   ----------
Total .............................................               $1,781,036   $  102,800
                                                                  ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,673,211, and $3,617,418, respectively. The initial investment in each limited partnership was $2,000,000.

7                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $66,000 for the three months ended March 31, 1998. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1998 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

     MAJOR STOCK CHANGES* Three Months Ended March 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                           SHARES OR PRINCIPAL
                                                       SHARES OR               AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT          MARCH 31, 1998
--------------------------------------------------------------------------------------------------------
      NEW POSITION
      MetaCreations Corporation                            200,000                 200,000

      ADDITIONS
      Annaly Mortgage Management, Inc.                      25,000                 375,000
      Everest Reinsurance Holdings, Inc.                    64,500                 190,000
      Lam Research Corporation                             132,500                 332,500
      Philip Morris Companies Inc.                          85,000                 350,000
      Seagate Technology, Inc.                             265,000                 375,000(a)


DECREASES
--------------------------------------------------------------------------------------------------------
      ELIMINATIONS
      AAPC Ltd.                                          1,144,951                   --
      Chips and Technologies, Inc.                          75,000                   --
      Pinnacle Systems, Inc.                                87,500                   --
      Ribi ImmunoChem Research, Inc.                       309,500                   --
      Union Pacific Resources Group Inc.                   177,500                   --

      REDUCTIONS
      AB Astra Class A                                      50,000                 582,500
      Aetna, Inc.                                           40,000                  50,000
      American International Group, Inc.                     5,000                 105,000
      Axiom Inc.                                            47,500                 152,500
      Buffets, Inc.                                         10,000                 968,500
      Chrysler Corporation                                  20,000                 385,000
      Comcast UK Cable Partners Limited Class A            135,000                 304,500
      Cox Communications, Inc. Class A                      10,000                 330,000
      The Home Depot, Inc.                                  73,500                 990,000
      MedImmune, Inc. 7% Convertible Corporate Note
        due 7/1/2003                                    $  500,000              $3,500,000
      MedPartners, Inc.                                    205,000                  98,500
      NTL Incorporated                                      20,000                 232,000
      PepsiCo, Inc.                                         50,000                 225,000
      PETsMART, Inc.                                       200,000                 800,000
      Pfizer Inc.                                           45,000                 365,000
      Platinum Software Corporation                        125,000                 125,000
      Reuters Group plc-ADR                                    466                  94,000(b)
      TIG Holdings, Inc.                                    50,000                 150,000
      USA Waste Services, Inc.                              20,000                 453,000
      U.S. Bancorp                                          10,000                  70,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b) Includes a reduction in shares in conjunction with a reorganization.

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 6, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Victoria Hamilton
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Victoria Hamilton, Executive Vice-President & Chief Operating Officer Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com

                         RESULTS OF THE ANNUAL MEETING
                                OF STOCKHOLDERS
--------------------------------------------------------------------------------

The votes cast by Stockholders at the Company's annual meeting held on March 11, 1998 were as follows:

Election of Directors:

                                            FOR              WITHHELD
Arthur G. Altschul, Jr.                 21,154,606           360,842
Lawrence B. Buttenwieser                21,149,009           366,439
Lewis B. Cullman                        21,045,664           469,784
Spencer Davidson                        21,156,257           359,191
Gerard M. Edelman                       21,083,996           431,452
Anthony M. Frank                        21,139,350           376,098
John D. Gordan, III                     21,156,995           358,453
Bill Green                              21,085,086           430,362
Victoria Hamilton                       21,066,193           449,255
Sidney R. Knafel                        21,145,701           369,747
Richard R. Pivirotto                    21,086,891           428,557
Joseph T. Stewart, Jr.                  21,145,480           369,968
Raymond S. Troubh                       21,089,965           425,483

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 1998:

For - 21,175,141; Against - 176,692; Abstain - 163,615

Proposal relating to the amendment of the Company's Restated Certificate of Incorporation to authorize the issuance of preferred stock:

For - 13,052,179; Against - 2,648,689; Abstain - 641,836